UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
FORM 8-K
_______________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 3, 2026
_______________________________________________________________________
National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)
_______________________________________________________________________

001-38257
(Commission file number)

Delaware		46-4841717
(State or other jurisdiction of incorporation)		(IRS Employer Identification No.)

2435 Commerce Ave.
Building 2200		30096
Duluth,	Georgia	(Zip Code)
(Address of principal executive offices)
(770) 822‑3600
(Registrant’s telephone number, including area code)
_______________________________________________________________________
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EYE	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Confirming Full Year 2026 Guidance and Providing Q2 Update
In connection with participation in upcoming investor meetings and conferences, National Vision Holdings, Inc. (the “Company”) is confirming its guidance.
As previously announced, the Company will be presenting at the William Blair 46th Annual Growth Stock Conference on June 3, 2026. At the conference, the Company will reaffirm its fiscal 2026 outlook as provided in its press release issued on May 13, 2026, in connection with the announcement of the Company’s financial results for the first quarter of 2026. The Company has now completed the migration of its e-commerce platform across all brands and is seeing sequential improvement in traffic trends after the temporary disruption primarily related to the re-platform. Second quarter to date, Adjusted Comparable Store Sales Growth (defined below) is tracking in the low-single-digit range, and the Company expects Adjusted Comparable Store Sales Growth for the second quarter in the low-single-digit range.
Additional Information
The Company’s fiscal 2026 outlook is forward-looking, subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and based upon assumptions with respect to future decisions, which are subject to change. These uncertainties include, but are not limited to, dynamic market conditions, unexpected disruptions including additional regulatory actions impacting international trade such as tariffs, issues relating to the implementation of our transformation initiatives, geopolitical issues, higher transportation or other costs due to rising fuel or energy costs, and other macroeconomic risks and uncertainties. Actual results may vary and those variations may be material. As such, the Company’s results may not fall within the ranges contained in its fiscal 2026 outlook.
Adjusted Comparable Store Sales Growth is a non-GAAP measure defined as the increase or decrease in sales recorded by the comparable store base in any reporting period, compared to sales recorded by the comparable store base in the prior reporting period, which the Company calculates as follows: (i) sales are recorded at the point of sale (ii) sales are adjusted for managed care insurance collection estimates (iii) stores are added to the calculation during the 13th full fiscal month following the store’s opening; (iv) closed stores are removed from the calculation for time periods that are not comparable; (v) sales from partial months of operation are excluded when stores do not open or close on the first day of the month; and (vi) when applicable, the Company adjusts for the effect of the 53rd week; (vii) in fiscal years following a 53-week fiscal year, there is a one week calendar shift to the comparable prior year period. For the calculation of the adjusted comparable store sales growth in the first quarter of 2026, the Company compared weeks 1 through 13 in fiscal 2026 against weeks 2 through 14 in fiscal 2025. Quarterly, year-to-date and annual adjusted comparable store sales are aggregated using only sales from all whole months of operation included in both the current reporting period and the prior reporting period. When a partial month is excluded from the calculation, the corresponding month in the subsequent period is also excluded from the calculation. There may be variations in the way in which some of our competitors and other retailers calculate comparable store sales. As a result, the Company’s adjusted comparable store sales may not be comparable to similar data made available by other retailers.
Repurchase Program Update
Additionally, the Company is providing a status update to its stock repurchase program. As previously announced, effective March 2, 2026, the Company’s Board of Directors authorized the Company to repurchase up to $50 million aggregate amount of shares of the Company’s common stock until December 28, 2030 (the “Repurchase Authorization”). As of the date hereof, the Company has repurchased approximately $20 million of shares of common stock under the Repurchase Authorization. The timing and amounts of any further repurchases under the Repurchase Authorization will depend on a variety of factors, including the market price of the Company’s shares, general market and economic conditions, legal requirements and tax implications.

The information in this Current Report on Form 8-K under Item 7.01 is being furnished to the SEC and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of National Vision’s filings with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements include statements related to our fiscal 2026 outlook. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or variations of these words or other comparable words. Caution should be taken not to place undue reliance on any forward-looking statement as such statements speak only as of the date when made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Forward-looking statements are not guarantees and are subject to various risks and uncertainties, which may cause actual results to differ materially from those implied in forward-looking statements. Such factors include, but are not limited to, those set forth in our Annual Report on Form 10-K under the heading “Risk Factors” and in subsequent filings by National Vision with the SEC. Additional information about factors that could cause National Vision’s results to differ materially from those described in the forward-looking statements can be found in filings by National Vision with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in our filings with the SEC.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: June 3, 2026	By:	/s/ Jared Brandman
	Name:	Jared Brandman
	Title:	Chief Legal & Strategy Officer, Corporate Secretary